                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 17, 1997




                                 OHM Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



      Ohio                         1-9654                   34-1503050
  ---------------               ------------            -------------------
  (State or Other               (Commission              (I.R.S. Employer
  Jurisdiction of               File Number)            Identification No.)
   Incorporation)



   16406 U.S. Route 224 East, Findlay, Ohio     45840
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)   (Zip Code)



Registrant's telephone number, including area code: (419) 423-3529
                                                    --------------


                                       N/A
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Change Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

          On June 17, 1997, OHM Corporation ("OHM") acquired all of the issued and outstanding capital stock of Beneco Enterprises, Inc., a Utah corporation ("Beneco"), from Bennie Smith, Jr., Robert Newberry and Scott Doxey (collectively, the "Shareholders"), for an aggregate purchase price of $14,700,000. The purchase price was payable at closing as follows: (i) $9,700,000 in cash and (ii) unsecured promissory notes in the aggregate principal amount of $5,000,000. The amount and form of the consideration was determined on the basis of arms' length negotiations by the parties. OHM's acquisition of Beneco was funded through borrowings under its existing revolving credit facility with Citicorp, USA, Inc., Bank of America Illinois and the other financial institutions a party thereto. Prior to the transactions described above, OHM had no material relationship with Beneco or any of the Shareholders.

          The Company's press release issued June 18, 1997, which in part describes this transaction, is hereby incorporated herein by reference and included as Exhibit 99.1 of this Report on Form 8-K.



Item. 7  Financial Statements and Exhibits.

          OHM Corporation will file an amendment to this Form 8-K on or before September 1, 1997, which will present the financial statements required by this item.

     (c)  Exhibits.

          2.1. Stock Purchase Agreement dated as of June 17, 1997 by and among OHM Corporation, Beneco Enterprises, Inc., Bennie Smith, Jr., Robert Newberry and Scott Doxey.*


          99.1.     Press release dated June 18, 1997, issued by OHM
                    Corporation.





*The Stock Purchase Agreement submitted herewith contains a list briefly identifying the contents of all omitted schedules. OHM Corporation will furnish supplementally a copy of any omitted schedule to the Commission upon request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OHM CORPORATION


Date: July 2, 1997                  By:  /s/ Steven E. Harbour
                                       -----------------------------
                                         Name: Steven E. Harbour
                                         Title: Vice President, Legal and
                                                Secretary

                                INDEX TO EXHIBITS


Exhibit        Description of Exhibit
-------        ----------------------

2.1 Stock Purchase Agreement dated as of June 17, 1997 by and among OHM Corporation, Beneco Enterprises, Inc., Bennie Smith, Jr., Robert Newberry and Scott Doxey.

99.1           Press release dated June 18, 1997 issued by OHM Corporation.